UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 11, 2010

SMITH-MIDLAND CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13752 (Commission File Number)	54-1727060 (I.R.S. Employer Identification Number)

P.O. Box 300, 5119 Catlett Road
 Midland, Virginia 22728
(Address of principal executive offices)

(504) 439-3266
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to A Vote of Security Holders

The Company held its Annual Meeting of Stockholders on August 11, 2010 (“2010 Annual Meeting”).  There were two proposals presented by the management of the Company and both were approved as follows:

Proposal No. 1.  Election of Directors

The election of the following individuals to serve as directors until the next annual meeting or until their successors are duly elected and qualified.

	For	Withheld	Non Votes
Rodney I. Smith	1,480,415	350,909	2,197,931
Ashley B. Smith	1,468,903	362,421	2,197,931
Wesley A. Taylor	1,468,840	362,484	2,197,931
Andrew G. Kavounis	1,486,164	345,160	2,197,931

Proposal No. 2.  Proposal to Ratify and Approve the Selection of BDO Seidman, LLP as the Independent Auditors for the Company for the Year Ending December 31, 2010

For	Against	Abstentions	Broker Non-Votes
3,798,916	2,200	228,139	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 16, 2010
SMITH-MIDLAND CORPORATION

By:  /s/ William A. Kenter

William A. Kenter
Chief Financial Officer